CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Cash dividends
Preferred stock stated dividend rate (in hundredths)	5.00%	5.00%	5.00%
Issuance of shares of common stock (in shares)	13,604,963	454,842	432,797
Share based compensation, common stock (in shares)	175,789	147,364	198,246
Share based compensation withholding obligation, common stock (in shares)	55,348